Exhibit 10.1

FORM OF SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (“Agreement”) is being made by the undersigned (the “Purchaser”) with Vertical Health Solutions, Inc., a Florida corporation (“VHS” or the “Company”) and OnPoint Medical Diagnostics, Inc., a Minnesota corporation (“OnPoint”) in connection with the Purchaser’s subscription to acquire securities to be issued by VHS if this Agreement is accepted by VHS and OnPoint.

WHEREAS, the Company and OnPoint are parties to an Agreement and Plan of Merger whereby it is contemplated that OnPoint will merge with a wholly owned subsidiary of the Company so that OnPoint will become a wholly owned subsidiary of the Company, and the then existing OnPoint stockholders would obtain majority ownership and control of the Company (the “Merger”).

WHEREAS, as a condition to the closing of the Merger, OnPoint was to obtain subscriptions for the purchase, in a private placement transaction (the “Offering”) pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), of units (the “Units”) comprised of one share of the Company’s common stock, $0.001 par value per share (the “Shares” or “Common Stock”) and a five-year warrant (the “Warrants”) to purchase 0.5 of a share of Common Stock (the “Warrant Shares”), at an exercise price of $2.00 per share.

WHEREAS, the price for such Units in the Offering is $1.00 per Unit and the terms of the Agreement and Plan of Merger required subscriptions for a minimum of 500,000 Units to be received no later than March 31, 2011.

WHEREAS, Purchaser desires to purchase the number of Units set forth on the signature page hereof.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.                                       Subscription.

(a)                                  Purchaser, intending to be legally bound, hereby irrevocably agrees to purchase the number of Units set forth on the signature page at a purchase price of $1.00 per Unit.  This subscription is submitted in accordance with and subject to the terms and conditions described in this Subscription Agreement, and the Confidential Private Placement Memorandum dated March 3, 2011, as amended or supplemented from time to time, including all documents incorporated by reference therein and all attachments, schedules and exhibits thereto (the “Memorandum”), relating to the offering (the “Offering”) by the Company of a minimum of 500,000 Units ($500,000) (the “Minimum Amount”) and a maximum of 5,000,000 Units ($5,000,000) (the “Maximum Amount”).  The initial closing of the Offering shall not occur unless and until (i) the Minimum Amount has been sold; and (ii) the Merger is completed. The minimum subscription for a Purchaser in the Offering is 25,000 Units ($25,000); provided, however, the Placement Agent and the Company, in their sole discretion, may waive such minimum subscription requirement from time to time.  We do not intend to issue fractional shares and, as a result, the Units will be offered in increments of two Units.

(b)                                 The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety.  Certain capitalized terms used, but not otherwise defined herein, shall have the respective meanings provided in the Memorandum.

2.                                       Payment.  Contemporaneous with the delivery of this Agreement, the Purchaser has submitted to Private Bank Minnesota, as escrow agent, payment of the full amount of the purchase price of the Units being subscribed for.  Purchaser has indicated on the signature page if such payment is made by wire transfer or by delivery of a check.

3.                                       Deposit of Funds.  All payments made as provided in Section 2 hereof shall be received by Private Bank Minnesota, as escrow agent (the “Escrow Agent”) or such other escrow agent appointed by Emergent Financial Group, Inc. (“Emergent” or the “Placement Agent”) and the Company, in an escrow account (the “Escrow Account”).  The Units will be offered until the earlier of the date upon which all the Units are sold or until June 30, 2011, which date may be extended up to an additional 45 days at the election of Emergent and OnPoint (the “Offering Deadline”).  In the event that the Company does not accept the subscription contemplated by this Agreement or if the Minimum Amount is not deposited to the Escrow Account prior to March 31, 2011, at OnPoint’s request, the Escrow Agent will refund all of the Purchaser’s subscription funds, without interest thereon or deduction therefrom, and terminate the Offering.

4.                                       Acceptance of Subscription.  The Purchaser understands and agrees that the Company in its sole discretion reserves the right to accept or reject this or any other subscription for the Units, in whole or in part, notwithstanding prior receipt by the Placement Agent of this Agreement or by the Escrow Agent of the Purchaser’s payment of the subscription price.  Neither OnPoint nor the Company shall have any obligation hereunder until OnPoint and the Company shall execute this Agreement indicating their acceptance.  If Purchaser’s subscription is rejected in whole, or the Offering is terminated, all funds received from the Purchaser will be returned without interest, penalty, expense or deduction, and this Agreement shall thereafter be of no further force or effect.  If Purchaser’s subscription is rejected in part, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will continue in full force and effect to the extent such subscription was accepted.

5.                                       Representations and Warranties of the Purchaser.  The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a)                                  Neither the offer nor the sale of the Shares, the Warrants or the Warrant Shares are registered under the Securities Act, or any state securities laws.  The Purchaser understands that the offering and sale of the Shares and Warrants is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

(b)                                 The Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), have received the Memorandum and all other documents requested by the Purchaser or its Advisors, if any, have carefully reviewed them and understand the information contained therein, prior to the execution of this Subscription Agreement;

(c)                                  Neither the Securities and Exchange Commission (the “Commission”) nor any state securities commission has approved the Units to be issued by the Company or Warrant Shares, or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Memorandum.  The Memorandum has not been reviewed by any Federal, state or other regulatory authority;

(d)                                 All documents, records, and books pertaining to the investment in the Units (including, without limitation, the Memorandum) have been made available for inspection by the Purchaser and its Advisors, if any;

(e)                                  The Purchaser and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Units and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered by the Company in writing to the full satisfaction of the Purchaser and its Advisors, if any;

(f)                                    In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the Memorandum or as contained in documents so furnished to the Purchaser or its Advisors, if any, by the Company in writing;

(g)                                 The Purchaser is unaware of, is in no way relying on, and did not become aware of the offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Units and is not subscribing for Units and did not become aware of the offering of the Units through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(h)                                 The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company to the Placement Agent as described in the Memorandum or as otherwise described in the Memorandum);

(i)                                     The Purchaser, either alone or together with its Advisor(s), if any, have such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable them to utilize the information made available to them in connection with the offering of the Units to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto;

(j)                                     The Purchaser is not relying on the Company, the Placement Agent or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisors;

(k)                                  The Purchaser is acquiring the Units solely for such Purchaser’s own account for investment and not with a view to resale or distribution thereof, in whole or in part.  The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any of the Shares or the Warrant Shares, and the Purchaser has no plans to enter into any such agreement or arrangement;

(l)                                     The purchase of the Units represents high risk capital and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company.  The Purchaser must bear the substantial economic risks of the investment in the Units indefinitely because none of the securities included in the Units may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available.  Legends shall be placed on the securities included in the Units to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s stock books.  Stop transfer instructions will be placed with the transfer agent of the securities constituting the Units.  The Company has agreed that purchasers of the Units will have, with respect to the Units and the shares of Common Stock underlying the Warrants, the registration rights described in the Registration Rights Agreement in the form annexed to the Memorandum.  Notwithstanding such registration rights, it is not anticipated that there will be any market for resale of the Shares, the Warrants or the Warrant Shares, and such securities will not be freely transferable at any time in the foreseeable future;

(m)                               The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Units, shares of Common Stock contained in the Shares, the Warrants or the Warrant Shares for an indefinite period of time;

(n)                                 The Purchaser is aware that an investment in the Units involves a number of very significant risks and has carefully read and considered the matters set forth in the Memorandum and, in particular, the matters under the caption “Risk Factors” therein, and, in particular, acknowledges that such risks may materially adversely affect the Company’s results of operations and future prospects;

(o)                                 The Purchaser is an “accredited investor” as that term is defined in Regulation D under the Securities Act, and has truthfully and accurately completed the Accredited Investor Certification contained herein;

(p)                                 The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Units, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity.  The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(q)                                 The Purchaser and its Advisors, if any, have had the opportunity to obtain any additional information, to the extent the Company had such information in their possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum and all documents received or reviewed in connection with the purchase of the Units and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser or its Advisors, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided by the Company in writing to the full satisfaction of the Purchaser and its Advisors, if any;

(r)                                    The Purchaser represents to the Company that any information which the undersigned has heretofore furnished or is furnishing herewith to the Company or Emergent is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the offering of securities as described in the Memorandum.  The Purchaser further represents and warrants that it will notify and supply corrective information to the Company and Emergent immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the securities contained in the Units;

(s)                                  The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities.  The Purchaser is knowledgeable about investment considerations in public companies and, in particular, public companies traded on the OTC Bulletin Board.  The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur.  The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive.  This investment is a suitable one for the Purchaser;

(t)                                    The Purchaser is satisfied that it has received adequate information with respect to all matters which it or its Advisors, if any, consider material to its decision to make this investment;

(u)                                 The Purchaser acknowledges that any estimates or forward-looking statements or projections included in the Memorandum were prepared by the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon;

(v)                                 No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its Advisors, if any, in connection with the offering of the Units which are in any way inconsistent with the information contained in the Memorandum;

(w)                               Within five days after receipt of a request from the Company or Emergent, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company or Emergent is subject;

(x)                                   The Purchaser’s substantive relationship with Emergent or subagent through which the Purchaser is subscribing for Units predates Emergent’s or such subagent’s contact with the Purchaser regarding an investment in the Units;

(y)                                 THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO

REGISTRATION OR EXEMPTION THEREFROM.  THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

(z)                                   The Purchaser acknowledges that neither the Units nor the Warrants have been recommended by any Federal or state securities commission or regulatory authority.  In making an investment decision investors must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved.  Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Subscription Agreement.  Any representation to the contrary is a criminal offense.  The Shares issued by the Company, the Warrants and the Warrant Shares, are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and the applicable state securities laws, pursuant to registration or exemption therefrom.  Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time; and

(aa)                            (For ERISA plans only)  The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities.  The Purchaser or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser or Plan fiduciary has not relied on any advice or recommendation of the Company or any of its affiliates.

6.                                       Representations and Warranties of the VHS and OnPoint.

(a)                                  VHS hereby acknowledges, represents, warrants, and agrees as follows:

(i)                                     VHS is a corporation duly organized, existing and in good standing under the laws of its state of incorporation and has the corporate power to conduct its business.

(ii)                                  The execution, delivery and performance of this Agreement by VHS have been duly approved by the Board of Directors of VHS.

(iii)                               The Shares, Warrants and Warrant Shares have been or will be duly and validly authorized and, when issued in accordance with the terms hereof, will be duly and validly issued, fully paid and non-assessable.

(iv)                              No consent, authorization or filing of or with any federal court or government authority of the United States is required in connection with the consummation of the transactions contemplated herein, except for required filings with the Commission and applicable “Blue Sky” or state securities commissions relating specifically to the Offering or with applicable state authorities relating specifically to the Merger.

(v)                                 The Memorandum, and any amendments or supplements thereto, as of the date of any such amendment or supplement thereto, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(vi)                              VHS has authorized and outstanding the capital stock of VHS as is set forth in its most recent filings with the Commission as of the date set forth therein.  All outstanding shares of capital stock of VHS are duly authorized, validly issued and outstanding, fully paid and non-assessable.  Except as referred to in the Memorandum or in its most recent filings with the Commission: (i) there are no outstanding options, warrants or other rights permitting or requiring VHS or others to purchase or acquire any shares of capital stock or other equity securities of VHS or to pay any dividend or make any other distribution in respect thereof; (ii) there are no securities issued or outstanding which are convertible into or exchangeable for shares of capital stock or other equity securities of VHS and there are no contracts, commitments or understandings to which VHS is a party, whether or not in writing, to issue or grant any such option, warrant, right or convertible or exchangeable security; (iii) no shares of stock or other securities of VHS are reserved for issuance for any purpose; (iv) there are no voting trusts or other contracts, commitments, understandings, arrangements or restrictions of any kind to which VHS is a party with respect to the ownership, voting or transfer of shares of stock or other securities of VHS, including without limitation, any preemptive rights, rights of first refusal, proxies or similar rights and (v) no person holds a right to require VHS to register any securities of VHS under the Securities Act or to participate in any such registration.

(vii)                           Except as set forth in the Memorandum or in its most recent filings with the Commission, no default by VHS or, to the knowledge of VHS, any other party exists in the due performance under any material agreements to which VHS is a party or to which any of its assets are subject, other than defaults that could not reasonably be expected to have a material adverse effect on the (i) assets, liabilities, results of operations, condition (financial or otherwise), business or business prospects of VHS or (ii) ability of VHS to perform its obligations under this Agreement (“VHS Material Adverse Effect”).

(viii)                        Except as set forth in the Memorandum or in its most recent filings with the Commission, there are no actions, suits, claims, hearings or proceedings pending before any court or governmental authority or, to the knowledge of VHS, threatened, against VHS, or involving its assets or any of its officers or directors (in their capacity as such) which, if determined adversely to VHS or such officer or director, could not reasonably be expected to have a VHS Material Adverse Effect or adversely affect the transactions contemplated by this Agreement or the Merger Agreement or the enforceability thereof.

(b)                                 OnPoint hereby acknowledges, represents, warrants, and agrees as follows:

(i)                                     OnPoint is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota. OnPoint is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction where the location of its properties or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not, or could not reasonably be expected to, have a material adverse effect on the (i) assets, liabilities, results of operations, condition (financial or otherwise), business or business prospects of OnPoint or (ii) ability of OnPoint to perform its obligations under this Agreement (“OnPoint Material Adverse Effect”).

(ii)                                  OnPoint has all requisite corporate power and authority to conduct its business as presently conducted and as proposed to be conducted, to enter into and perform its obligations under this Agreement.  This Agreement constitutes the valid and binding obligations of OnPoint, enforceable against OnPoint in accordance with their respective terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the rights of creditors generally and to general equitable principles and the availability of specific performance.

(iii)                               The execution and delivery of, or performance by, OnPoint under this Agreement does not conflict with any term or provision of, or will result in the creation or imposition of, any lien, charge or other encumbrance upon any of the assets of OnPoint under, any other agreement or other instrument to which OnPoint is a party or by which OnPoint or its assets is bound, or any term of the charter or by-laws of OnPoint, or any license, permit, statute, rule or regulation applicable to OnPoint or any of its assets, or any judgment, decree, or order of any court or governmental body having jurisdiction over OnPoint except as same would not have a OnPoint Material Adverse Effect.

(iv)                              No consent, authorization or filing of or with any federal court or government authority of the United States is required in connection with the consummation of the transactions contemplated herein, except for required filings with the SEC and applicable “Blue Sky” or state securities commissions relating specifically to the Offering or with applicable state authorities relating specifically to the Merger.

(v)                                 The Memorandum, and any amendments or supplements thereto, as of the date of any such amendment or supplement thereto, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(vi)                              OnPoint has authorized and outstanding the capital stock of OnPoint as set forth in the Memorandum as of the date set forth therein.  All outstanding shares of capital stock of OnPoint are duly authorized, validly issued and outstanding, fully paid and non-assessable.  Except as referred to in the Memorandum: (i) there are no outstanding options, warrants or other rights permitting or requiring OnPoint or others to purchase or acquire any shares of capital stock or other equity securities of OnPoint or to pay any dividend or make any other distribution in respect thereof; (ii) there are no securities issued or outstanding which are convertible into or exchangeable for shares of capital stock or other equity securities of OnPoint and there are no contracts, commitments or understandings to which OnPoint is a party, whether or not in writing, to issue or grant any such option, warrant, right or convertible or exchangeable security; (iii) no shares of stock or other securities of OnPoint are reserved for issuance for any purpose; (iv) there are no voting trusts or other contracts, commitments, understandings, arrangements or restrictions of any kind to which OnPoint is a party with respect to the ownership, voting or transfer of shares of stock or other securities of OnPoint, including without limitation, any preemptive rights, rights of first refusal, proxies or similar rights and (v) no person holds a right to require OnPoint to register any securities of OnPoint under the Securities Act or to participate in any such registration.

(vii)                           The financial statements, together with the related notes, of OnPoint included in the Memorandum present fairly in all material respects the financial position of OnPoint as of the respective dates specified and the results of its operations and cash flow for the respective periods covered thereby.

(viii)                        The conduct of business by OnPoint as presently and proposed to be conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein OnPoint conducts or proposes to conduct such business, except as described in the Memorandum and except such regulation as is applicable to commercial enterprises generally.  Except as described in the Memorandum, OnPoint has complied with all applicable laws, regulations, judgments, decrees or orders of any court or governmental agency or entity except where the failure to so comply would not have a OnPoint Material Adverse Effect and has obtained all requisite licenses, permits and other governmental authorizations to conduct its business as presently conducted and to be conducted following the consummation of the Merger, except to the extent the failure to so obtain could not reasonably be expected to have a Material Adverse Effect on OnPoint.  OnPoint has not received any notice of any violation of, or noncompliance with, any federal, state, local or foreign laws, ordinances, regulations and orders (including, without limitation, those relating to environmental protection, occupational safety and health, federal securities laws, equal employment opportunity, consumer protection, credit reporting, “truth-in-lending”, and warranties and trade practices) applicable to its business, the violation of, or non-compliance with, which would have a Material Adverse Effect, and OnPoint knows of no facts or set of circumstances which would give rise to such a notice.

(ix)                                Except as set forth in the Memorandum, no default by OnPoint or, to the knowledge of OnPoint, any other party exists in the due performance under any of the agreements referred to in the Memorandum to which OnPoint is a party or to which any of its assets are subject, other than defaults that could not reasonably be expected to have a OnPoint Material Adverse Effect.

(x)                                   Except as set forth in the Memorandum, there are no actions, suits, claims, hearings or proceedings pending before any court or governmental authority or, to the knowledge of OnPoint, threatened, against OnPoint, or involving its assets or any of its officers or directors (in their capacity as such) which, if determined adversely to OnPoint or such officer or director, could not reasonably be expected to have a OnPoint Material Adverse Effect or adversely affect the transactions contemplated by this Agreement or the Merger Agreement or the enforceability thereof.

(xi)                                Subsequent to the respective dates as of which information is given in the Memorandum, except as may otherwise be set forth in the Memorandum, there has been no: (i) material adverse change in the financial condition of OnPoint; (ii) damage, loss or destruction, whether or not covered by insurance, with respect to any material asset or property of OnPoint; or (iii) agreement to permit any of the foregoing.

7.                                       Indemnification.  The Purchaser agrees to indemnify and hold harmless the Company, the Placement Agent and their respective officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

8.                                       Irrevocability; Binding Effect.  The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns.  If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives, and permitted assigns.

9.                                       Modification.  This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

10.                                 Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10).  Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof.

11.                                 Assignability.  This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Shares issued by the Company, the Warrants or the Warrant Shares shall be made only in accordance with all applicable laws.

12.                                 Applicable Law.  This Agreement shall be governed by and construed under the laws of the State of Minnesota as applied to agreements among Minnesota residents entered into and to be performed entirely within Minnesota.  Each of the parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in the state or federal courts of Minnesota, (2) waive any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction in the state or federal courts of Minnesota in any such suit, action or proceeding.  Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the state or federal courts of Minnesota and agree that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it, in any such suit, action or proceeding.  THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

13.                                 Blue Sky Qualification.  The purchase of Units under this Subscription Agreement is expressly conditioned upon the exemption from registration of the offer and sale of the Units from applicable Federal and state securities laws.

14.                                 Use of Pronouns.  All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

15.                                 Confidentiality.  The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence.  The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

16.                                 Miscellaneous.

(a)                                  This Subscription Agreement, together with the Warrants, if any, and the Registration Rights Agreement, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.  The terms and provisions of this

Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b)                                 Each of the Purchaser’s and the Company’s representations and warranties made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the Units.

(c)                                  Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d)                                 This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e)                                  Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f)                                    Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

17.                                 Registration Rights.  If this Agreement is accepted, the Purchaser will be a beneficiary of the Registration Rights Agreement pertaining to the issuance by the Company of the Units to subscribers pursuant to the Memorandum.  Accordingly, pursuant to the terms and conditions of this Agreement and such related agreements, it is hereby agreed that the execution by the Purchaser of this Agreement, in the place set forth herein, shall constitute agreement to be bound by the terms and conditions of the Registration Rights Agreement, with the same effect as if each of such separate, but related agreement, were separately signed.

[REMAINDER OF THIS PAGE IS BLANK]

[ACCREDITED INVESTOR CERTIFICATION AND SIGNATURE PAGE FOLLOWS]

ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only

(all Individual Investors must INITIAL where appropriate):

Initial ☐

I certify that I have a net worth in excess of $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.

Initial ☐

I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

For Non-Individual Investors

(all Non-Individual Investors must INITIAL where appropriate):

Initial ☐

The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet either of the criteria for Individual Investors, above.

Initial ☐

The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in the Company.

Initial ☐

The undersigned certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial ☐	The undersigned certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of the Subscription Agreement.
Initial ☐	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors, above.
Initial ☐	The undersigned certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.
Initial ☐	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.
Initial ☐

The undersigned certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

Initial ☐

The undersigned certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial ☐

The undersigned certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial ☐	The undersigned certifies that it is an insurance company as defined in §2(13) of the Securities Act of 1933, as amended, or a registered investment company.

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Purchaser hereby elects to purchase a total of                                Units at a price of $1.00 per Unit

Purchaser is sending subscription payment by:

☐                                    Mail to the Escrow Agent

☐                                    Wire transfer to the Escrow Agent

Purchaser’s election to participate in the Minnesota Angel Tax Credit Program:

☐                                    Purchaser elects to participate and has advised the Placement Agent of such election

☐                                    Purchaser elects not to participate

If the Purchaser is an INDIVIDUAL, or INDIVIDUALS purchasing as JOINT TENANTS, or as as TENANTS IN COMMON:

Print Name(s) of Purchaser(s)	Social Security Number(s)

Signature of Purchaser	Signature of Additional Purchaser

Date	Address

Ownership to be:    ☐ individual    ☐ Tenants in Common   ☐ Joint Tenants with rights of survivorship

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership,	Federal Taxpayer
Corporation, Limited	Identification Number
Liability Company or Trust

By:
Name:	State of Organization
Title:

Date	Address

VERTICAL HEALTH SOLUTIONS, INC.	ONPOINT MEDICAL DIAGNOSTICS, INC.

By:	By:

Schedule of Investors

Initial Closing — June 7, 2011

Investor	Investment Amount
Katherine White	$25,000.00
Donald Schreifels	$100,000.00
Craig S. Stevenson	$25,000.00
Lowell L. Hancuh	$50,000.00
William Priedman	$25,000.00
Fred J. Williams, Jr.	$100,000.00
James Behm	$25,000.00
Daniel Nourie	$25,000.00
David Drummer	$50,000.00
RBC Capital Markets FBO Louis G. Doering	$50,000.00
Elmer R. Salovich Trust	$12,500.00
Larry Hopfenspirger	$12,500.00
Christopher Brown	$25,000.00
TOTAL:	$525,000.00